Exhibit No. 99

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                            NASCOR MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              NASCOR SERIES 1998-26
                                  POOL PROFILE
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                                   --------------------     --------------------
                                           Bid                    Tolerance
                                   --------------------     --------------------
AGGREGATE PRINCIPAL BALANCE              $400,000,000            (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                    1-Oct-98
INTEREST RATE RANGE                     6.25% - 9.00%
GROSS WAC                                       7.35%            (+/- 10 Bps%)
WEIGHTED AVERAGE SERVICE FEE                   25 bps
MASTER SERVICING FEE                          1.7 bps
WAM (in months)                                   358            (+/- 2 month)

WALTV                                             74%            (maximum 79%)

CALIFORNIA %                                      47%            (maximum 55%)
SINGLE LARGEST ZIP CODE CONCENTRATION              1%            (maximum  3%)

AVERAGE LOAN BALANCE                         $323,000         (maximum $340,000)
LARGEST INDIVIDUAL LOAN BALANCE            $1,500,000       (maximum $1,500,000)

CASH-OUT REFINANCE %                              15%            (maximum  17%)

PRIMARY RESIDENCE %                               97%            (minimum 92%)

SINGLE-FAMILY DETACHED %                          92%            (minimum 87%)

FULL DOCUMENTATION %                              92%            (minimum 85%)

UNINSURED GREATER THAN 80% LTV %                   3%            (maximum 5%)

TEMPORARY BUYDOWNS                                 0%            (maximum  5%)


  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT.


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(1)  All dollar amounts are  approximate  and all  percentages  are expressed as approximate percentages of the Aggregate Principal Balance.
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                            NASCOR MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              NASCOR SERIES 1998-26
                               PRICING INFORMATION
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 RATING AGENCIES                         TBD by Norwest

 PASS THRU RATE                                   6.75%

 ASSUMED SIZE OF PRINCIPAL ONLY CLASS             0.10%

 PRICING DATE                                 14-Sep-98

 FINAL STRUCTURE DUE DATE                     12-Oct-98              9:00 AM

 SETTLEMENT DATE                              29-Oct-98

 ASSUMED SUB LEVELS                           AAA                    4.000%
                                               AA                    2.500%
                                                A                    1.200%
                                              BBB                    0.750%
                                               BB                    0.450%
                                                B                    0.250%



NASCOR may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 1998-26. The principal only certficate created by the discount mortgage loans will not be included in the bid on the pricing date.



NASCOR CONTACTS                         Lori Fountain (301)846-8185
                                        Tammy Jeannotte (301)846-8288



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